Exhibit 99.1

TRC Delays Filing of Form 10-K

Windsor, CT  — September 28, 2005  —  TRC (NYSE:TRR) announced today that it will not file its annual report on Form 10-K for the fiscal year ended June 30, 2005 with the Securities and Exchange Commission by the September 28, 2005 extended deadline previously reported.  The filing will be made as soon as practicable, and the Company believes it will be made prior to October 28, 2005.  The delay in filing will permit the Company to complete its assessment of the effectiveness of its internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act, and to complete its financial statements.

The Company said that it is currently evaluating the accounting for certain elements of Exit Strategy contracts.  The impact on current and prior years’ revenue and earnings, if any, and the need for restatement is unknown at this time.

As a result of the Company’s internal review of its internal controls over financial reporting, management has identified certain control deficiencies, including (i) an insufficient complement of personnel in control and accounting functions at certain of its subsidiaries, (ii) an inadequate segregation of duties in the Company’s manual and computer-based business processes, and (iii) aggregate deficiencies in internal control activities at two of the Company’s smaller decentralized reporting business units.  These deficiencies are “material weaknesses” as defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 2.  As a result, management has concluded that internal controls over financial reporting were not effective as of June 30, 2005.  The Company has actively begun to address the control deficiencies identified by management’s review.  Management’s report on the Company’s internal controls and a summary of the Company’s remediation plans will be included in the Company’s Form 10-K.

About TRC

TRC is a customer-focused company that creates and implements sophisticated and innovative solutions to the challenges facing America’s environmental, infrastructure, power, and transportation markets.  The Company is also a leading provider of technical, financial, risk management, and construction services to commercial and government customers across the country.  For more information, visit TRC’s website at www.TRCsolutions.com.

Forward-Looking Statements

Certain statements in this press release may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by forward-looking words such as “may,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or other words of similar import. You should consider statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial condition, or state other “forward-looking” information. We believe that it is important to communicate our future expectations to our investors. However, there may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those discussed as a result of various factors, including, but not limited to, the availability and adequacy of insurance, the uncertainty of our operational and growth strategies, the challenges inherent in integrating newly acquired businesses, regulatory uncertainty, the availability of funding for government projects, the level of demand for the Company’s services, product acceptance, industry-wide competitive factors, the ability to continue to attract and retain highly skilled and qualified personnel, and political, economic, or other conditions. Furthermore, market trends are subject to changes, which could adversely affect future results.  See additional discussion in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and other factors detailed from time to time in the Company’s other filings with the Securities and Exchange Commission.

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